Note 13 - Common Stock and Additional Paid-In Capital:	12 Months Ended
Dec. 31, 2011
Stockholders' Equity Note Disclosure [Text Block]
13.        Common Stock and Additional Paid-In Capital:

Share Repurchase Program: During the fourth quarter of 2008, the Board of Directors authorized a share repurchase program up to $20 million for a share price of not more than $25 per share with a duration of one year.

The Company continued its repurchase program until February 3, 2009. During the first two months of 2009 the Company repurchased an amount of 35,860 shares from the open market. As a result, the Company's common stock and additional paid-in capital were reduced by $4 and $728 respectively.

All the outstanding shares that have been repurchased under this program are held initially as treasury stock and are subsequently cancelled. Consequently, the outstanding amount of 35,860 shares was cancelled effective as of February 25, 2009.

Issuance of common stock: On July 1, 2009, the Company entered into a standby equity distribution agreement (the "SEDA") with YA Global Master SPV Ltd.

Under the SEDA the Company issued an amount of 223,000 shares of common stock. As a result, the Company's common stock and additional paid-in capital were increased by $22 and $2,520, respectively as of December 31, 2009, net of issuance costs. The total net proceeds, after commissions, amounted to $2,936. During 2010 and 2011until May 2011 when the SEDA agreement was terminated, no further shares have been sold to YA Global under the SEDA.

Reverse Stock Split: On June 24, 2011, the Company effected a 1-for-10 reverse stock split of its common stock. There was no change in the number of authorized common shares of the Company. All share and per share amounts in these financial statements have been adjusted to reflect this stock split. The par value of the Company's common shares remained unchanged at $0.01 per share.